UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 26, 2004
                                                         ----------------

                                  E-Z-EM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-11479                                  11-1999504
        ------------------------             ---------------------------------
        (Commission File Number)             (IRS Employer Identification No.)

   1111 Marcus Avenue, Lake Success, New York, NY                  11042
  ------------------------------------------------             --------------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement.

            On October 26, 2004, at the 2004 annual meeting of stockholders of E-Z-EM, Inc. (the "Company") the stockholders approved the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan (the "2004 Plan"). A description of the material terms of the 2004 Plan was included on pages 28 to 31 of the Company's definitive proxy statement relating to the 2004 annual meeting filed with the Securities and Exchange Commission ("Commission") on September 27, 2004, which description is incorporated into this Current Report on Form 8-K by reference.

ITEM 9.01   Financial Statements and Exhibits

            (c)   Exhibits

            10.1 The E-Z-EM, Inc. 2004 Stock and Incentive Award Plan (incorporated by reference to exhibit 99.2 to the Company's definitive additional proxy materials filed with the Commission on October 25, 2004)

            99.1 Description of the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan


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

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004                  E-Z-EM, INC.
                                         (Registrant)

                                         By: /s/ Peter J. Graham
                                             ----------------------------------
                                             Peter J. Graham
                                             Vice President, General Counsel


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit     Description
-------     -----------

10.1 The E-Z-EM, Inc. 2004 Stock and Incentive Award Plan (incorporated by reference to exhibit 99.2 to the Company's definitive additional proxy materials filed with the Commission on October 25, 2004)

99.1        Description of the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan


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